UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

WMS INDUSTRIES INC.

(Exact name of registrant as specified in charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 South Northpoint Blvd., Waukegan, Illinois 60085
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

_________________

Item 5. Other Events and Regulation FD Disclosure.

     On February 3, 2004, WMS Industries Inc. issued a press release discussing second quarter financial results and financial guidance, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1. Shortly after the issuance of the February 3, 2004 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing second quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated February 3, 2004

99.2	Transcript of WMS Industries Inc. Conference Call held on February 3, 2004

Item 12. Results of Operations and Financial Condition.

     The information set forth in Item 5 is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.

February 5, 2004	By:	/s/ Kathleen J. McJohn

Kathleen J. McJohn
Vice President, General Counsel
and Secretary

Exhibit Index

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated February 3, 2004

99.2	Transcript of WMS Industries Inc. Conference Call held on February 3, 2004